Exhibit 99.1

SERVICES ACQUISITION CORP. INTERNATIONAL

(a corporation in the development stage)

FINANCIAL STATEMENTS
AND
INDEPENDENT AUDITORS’ REPORT

JULY 7, 2005

SERVICES ACQUISITION CORP. INTERNATIONAL

(a corporation in the development stage)

CONTENTS

Independent Auditors’ Report

Financial Statements

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders
Services Acquisition Corp. International

We have audited the accompanying balance sheet of Services Acquisition Corp. International (a corporation in the development stage) as of July 7, 2005, and the related statement of operations, stockholders’ equity, and cash flows for the period from January 6, 2005 (inception) to July 7, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Services Acquisition Corp. International (a corporation in the development stage) as of July 7, 2005, and the results of its operations and its cash flows for the period from January 6, 2005 (inception) to July 7, 2005, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the accompanying financial statements, the Company has restated its financial statements for the period from inception to July 7, 2005 to reflect changes in the classification of and accounting for: (1) the warrants to purchase common stock associated with the units sold at the initial public offering of the Company and (2) warrants to purchase common stock embedded in an option to purchase units consisting of one share and one warrant to purchase one additional share, issued to Broadband Capital in connection with the initial public offering.

Roseland, New Jersey
July 7, 2005 except for notes 1 and 2 which are dated November 3, 2006

SERVICES ACQUISITION CORP. INTERNATIONAL

(a corporation in the development stage)

BALANCE SHEET

July 7, 2005

ASSETS
Current assets
Cash	$1,449,779
Cash held in trust fund	126,720,000
Prepaid expenses	11,000
Total current assets	$128,180,779
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses	$91,103
Notes payable, stockholders	160,000
Derivative liabilities	16,111,723
Total current liabilities	16,362,826
Common stock, subject to possible redemption, 3,448,275 shares at redemption value	25,241,373
Stockholders’ equity
Preferred stock, $.001 par value, authorized 1,000,000 shares; none issued
Common stock, $.001 par value, authorized 70,000,000 shares; issued and outstanding 21,000,000 shares (which includes the 3,448,275 shares subject to possible redemption)	21,000
Paid-in capital in excess of par	86,557,649
Deficit accumulated during the development stage	(2,069)
Total stockholders’ equity	86,576,580
Total liabilities and stockholders’ equity	$128,180,779

SERVICES ACQUISITION CORP. INTERNATIONAL

(a corporation in the development stage)

STATEMENT OF OPERATIONS

For period from January 6, 2005 (inception) to July 7, 2005

Formation and operating costs	$966
Interest expense	1,103
Net loss	$(2,069)
Weighted average shares outstanding	3,951,563
Net loss per share	$—

SERVICES ACQUISITION CORP. INTERNATIONAL

(a corporation in the development stage)

STATEMENT OF STOCKHOLDERS’ EQUITY

For period from January 6, 2005 (inception) to July 7, 2005

	Common Stock Shares	Amount	Paid-in Capital in Excess of Par	Deficit Accumulated During the Development Stage	Stockholders Equity
Balance January 6, 2005 (inception)	—	$—	$—	$—	$—
Common shares issued	3,750,000	3,750	25,429		29,179
Sale of 15,000,000 shares, net of underwriters’ discount and offering expenses (includes 2,998,500 shares subject to possible redemption)	15,000,000	15,000	110,967,466		110,982,466
Sale of 2,250,000 shares through the over-allotment option offering, net of underwriters’ discount (includes 449,775 shares subject to possible redemption)	2,250,000	2,250	16,917,750		16,920,000
Reclassification of part of proceeds from sale of shares to derivative liabilities (warrants)			(16,111,723)		(16,111,723)
Proceeds subject to possible redemption			(25,241,373)		(25,241,373)
Proceeds from issuance of options			100		100
Net loss				(2,069)	(2,069)
Balances, at July 7, 2005	18,750,000	$18,750	$86,557,649	$(2,069)	$86,576,580

SERVICES ACQUISITION CORP. INTERNATIONAL

(a corporation in the development stage)

STATEMENT OF CASH FLOWS

For period from January 6, 2005 (inception) to July 7, 2005

Cash flows from operating activities
Net loss	$(2,069)
Increase (decrease) in cash attributable to change in
Prepaid expenses	(11,000)
Accrued expenses	1,103
Net cash used in operating activities	(11,966)
Cash flows from financing activities
Proceeds from notes payable, stockholders	160,000
Proceeds from sale of stock	29,179
Gross proceeds of public offering	120,000,000
Payments of costs of public offering	(8,927,534)
Gross proceeds of over-allotment option offering	18,000,000
Payments of costs of over-allotment option offering	(1,080,000)
Proceeds from issuance of option	100
Net cash provided by financing activities	128,181,745
Net increase in cash	128,169,779
Cash, beginning of period	—
Cash, end of period	$128,169,779
Supplemental schedule of non-cash financing activities:
Accrual of offering costs	$90,000

SERVICES ACQUISITION CORP. INTERNATIONAL
(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

Services Acquisition Corp. International (the ‘‘Company’’) was incorporated in Delaware on January 6, 2005 as a blank check company whose objective is to acquire through a merger, capital stock exchange, asset acquisition or other similar business combination with a currently unidentified operating business.

All activity from January 6, 2005 (inception) to July 7, 2005 relates to the Company’s formation and the public offering described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering (the ‘‘Offering’’) was declared effective June 29, 2005. The Company consummated the offering on July 6, 2005 and received net proceeds of approximately $111,238,000 and executed the over-allotment option offering on July 7, 2005 and received net proceeds of approximately $16,920,000. The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating company. As used herein, a ‘‘target business’’ shall include an operating business that provides services and a ‘‘business combination’’ shall mean the acquisition by the Company of such a target business.

The Company’s efforts in identifying a prospective business target will not be limited to a particular industry, although management intends to focus on high margin service businesses with recurring revenues. The success and ongoing profitability of such business will not necessarily be predicated on continually generating new sales, but rather on forging a valued bond for which switching costs may be high or alternatives of lower value. Within this context, the Company expects to seek companies displaying a number of characteristics: recurring revenues, focus on a service rather than a product, high gross margins, stable cash flow and opportunities for organic and acquisition growth.

An amount of $126,720,000 is being held in a trust account at JP Morgan Chase NY Bank maintained by Continental Stock Transfer & Trust Company and invested until the earlier of (i) the consummation of the Company’s first business combination or (ii) the liquidation of the Company. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders prior to the Offering, vote against the business combination, the business combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (‘‘Initial Stockholders’’), have agreed to vote their 3,750,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (‘‘Public Stockholders’’) with respect to any business combination. After consummation of the Company’s first business combination, all of these voting safeguards will no longer be applicable.

With respect to the first business combination, which is approved and consummated, any Public Stockholder who voted against the business combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the business combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned

SERVICES ACQUISITION CORP. INTERNATIONAL
(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies, continued

by all Public Stockholders may seek redemption of their shares in the event of a business combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders.

The Company’s Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a business combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering discussed in Note 4.)

Common Stock

In March 2005, the Board of Directors of the Company approved a three-for-one stock split in the form of a stock dividend, to all shareholders of record on March 28, 2005. All transactions and disclosures in the financial statements, related to the Company’s common stock, have been adjusted to reflect the effects of the stock split.

Accounting for Warrants and Derivative Instruments

On July 6, 2005, the Company consummated its initial public offering of 15,000,000 units. On July 7, 2005, the Company consummated the closing of an additional 2,250,000 units that were subject to the underwriters' over-allotment option. Each unit consists of one share of common stock and one redeemable common stock purchase warrant. Each warrant entitles the holder to purchase from the Company one share of its common stock at an exercise price of $6.00.

The Company sold to the representative of the underwriter, for $100, an option to purchase up to a total of 750,000 units. The units issuable upon exercise of this option are identical to those sold in the initial public offering, except that the warrants included in the option have an exercise price of $7.50 (125% of the exercise price of the warrants included in the units sold in the offering). This option is exercisable at $10.00 per unit commencing on the later of the consummation of a business combination and June 27, 2006 and expires on June 27, 2010.

In September 2000, the Emerging Issues Task Force issued EITF 00-19, ‘‘Accounting for Derivative Financial Instruments Indexed to and Potentially Settled in, a Company's Own Stock,’’ (‘‘EITF 00-19’’) which requires freestanding contracts that are settled in a company's own stock, including common stock warrants, to be designated as an equity instrument, asset or a liability. Under the provisions of EITF 00-19, a contract designated as an asset or a liability must be carried at fair value on a company's balance sheet, with any changes in fair value recorded in the company's results of operations. A contract designated as an equity instrument must be included within equity, and no fair value adjustments are required from period to period. In accordance with EITF 00-19, the 17,250,000 warrants issued to purchase common stock are separately accounted for as liabilities. The fair value of these warrants is shown on the Company's balance sheet and the unrealized changes in the values of these derivatives are shown in the Company's consolidated statement of operations as ‘‘Gain (loss) on derivative liabilities.’’ These warrants are freely traded on the American Stock Exchange, consequently, the fair value of these warrants is estimated as the market price of a warrant at each period end. To the extent that the market price increases or decreases, the Company's derivative liability will also increase or decrease, impacting the Company's consolidated statement of operations.

SERVICES ACQUISITION CORP. INTERNATIONAL
(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies, continued

Fair values for exchange-traded securities and derivatives are based on quoted market prices. Where market prices are not readily available, fair values are determined using market based pricing models incorporating readily observable market data and requiring judgment and estimates. The purchase option to purchase 750,000 shares is considered an equity instrument, as the underlying shares do not need to be registered, and all other criteria to be accounted for as an equity instrument have been fulfilled. The embedded derivative, the warrant to purchase 750,000 shares for $7.50 each, follow the same accounting guidelines, as the 17,250,000 warrants discussed previously, and is considered a liability.

Statement of Financial Accounting Standard (‘‘SFAS’’) No. 133, ‘‘Accounting for Derivative Instruments and Hedging Activities,’’ as amended, requires all derivatives to be recorded on the balance sheet at fair value. Furthermore, paragraph 11(a) of SFAS No. 133 precludes contracts issued or held by a reporting entity that are both (1) indexed to its own stock and (2) classified as stockholders' equity in its statement of financial position from being treated as derivative instruments. We have determined that the option to purchase 750,000 units, each unit consisting of one warrant and one share of common stock, is a derivative that also contains an embedded derivative. The option to purchase 750,000 shares of common stock and the warrant to purchase an additional 750,000 shares, the latter being the embedded derivative, are separately valued and accounted for on the Company's balance sheet. While the warrant to purchase the additional 750,000 shares is indexed to the Company's common stock, the fact that the shares underlying the warrants require future registration in accordance with the warrant agreement, requires the Company to classify these instruments as a liability in accordance with EITF 00-19, paragraph 14.

As such, the option to purchase 750,000 units is considered an equity instrument, as the underlying shares do not need to be registered, and all other criteria in EITF 00-19 required for the instrument to be accounted for as an equity instrument have been fulfilled. The embedded derivative, which is the warrant to purchase 750,000 shares for $7.50 each, follows the same accounting guidelines as the 17,250,000 warrants disclosed in our 10KA and is considered a liability. These derivative liabilities have been, and will continue to be adjusted to fair value in our quarterly filings.

The Company performed a valuation of the option to purchase 750,000 units, and then allocated its fair value to its two components, the underlying 750,000 shares and the embedded warrant to purchase an additional 750,000 shares. The fair value at inception was calculated at $894,909, or $1.19 per unit, of which $653,186 was allocated to the purchase option of 750,000 shares and $241,723 was allocated to the warrants to purchase an additional 750,000 shares, according to their respective fair values.

The Company uses the Black Scholes Pricing Model to determine fair values of the purchase option and the embedded derivative. Valuations derived from this model are subject to ongoing internal and external verification and review. The model uses market-sourced inputs such as interest rates, market prices and volatilities. Selection of these inputs involves management's judgment and may impact net income.

In particular, the Company uses volatility rates based upon a sample of comparable companies in its industry, special purpose acquisition corporations. At the time a company to be acquired has been identified and agreements to acquire are in place, the volatility rates will be based on comparable companies to the acquired company. The Company uses a risk-free interest rate, which is the rate on U.S. Treasury instruments, for a security with a maturity that approximates the estimated remaining contractual life of the derivative. The volatility factor used in Black Scholes has a significant effect on the resulting valuation of the derivative liabilities on the Company's balance sheet. The volatility index used in the calculations was derived from the volatility in the daily prices of comparable companies

SERVICES ACQUISITION CORP. INTERNATIONAL
(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies, continued

during the period of time equal in length to the term of the option through the balance sheet date. The volatility index used in the valuation of the embedded derivatives was approximated at 41.4%. The Company uses the closing market price of its common stock at the end of a quarter when a derivative is valued at fair value. The Company’s stock price and volatility estimates will likely change in the future, and will therefore affect the derivative liabilities recorded. To the extent that the Company's stock price increases or decreases, its derivative liabilities will also increase or decrease, absent any change in volatility rates and risk-free interest rates.

Loss Per Common Share

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

2.	Restatement and reclassifications of previously issued financial statements

Summary of Restatement Items

In August, 2006, the Company concluded that it was necessary to restate its financial results for the period from inception to July 7, 2005 to reflect changes in the classification of and accounting for: (1) the warrants to purchase common stock associated with the units sold at the initial public offering of the Company and (2) warrants to purchase common stock embedded in a option to purchase units consisting of one share and one warrant to purchase one additional share, issued to Broadband Capital in connection with the initial public offering. The Company had previously classified the value of these warrants to purchase common stock, when applicable, as equity. After further review, the Company has determined that these instruments should have been classified as derivative liabilities and therefore, the fair value of each instrument must be recorded as a derivative liability on the Company’s balance sheet. Changes in the fair values of these instruments will result in adjustments to the amount of the recorded derivative liabilities and the corresponding gain or loss will be recorded in the Company’s statement of operations. At the date of the conversion of each respective instrument or portion thereof (or exercise of the options or warrants or portion thereof, as the case may be), the corresponding derivative liability will be reclassified as equity. The accompanying financial statements for the period from inception to July 7, 2005 have been restated to effect the changes described above. The impact of the adjustments related to the classification of and accounting for the warrants for period from inception to July 7, 2005 are summarized below:

SERVICES ACQUISITION CORP. INTERNATIONAL
(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

2.	Restatement and reclassifications of previously issued financial statements, continued

Balance Sheet Impact

The following table sets forth the effects of the restatement adjustments on the Company’s consolidated balance sheet as of July 7, 2005:

	July 7, 2005		July 7, 2005
	As Previously Reported	Adjustment	(As Restated)
ASSETS
Current assets
Cash	$1,449,779	$—	$1,449,779
Cash held in trust	126,720,000		126,720,000
Prepaid expenses	11,000		11,000
Total current assets	$128,180,779	$—	$128,180,779
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accrued expenses	$91,103	$—	$91,103
Notes payable, stockholders	160,000		160,000
Derivative liabilities	—	16,111,723	16,111,723
Total current liabilities	251,103	16,111,723	16,362,826
Common stock, subject to possible redemption, 3,448,275 shares at redemption value	25,241,373		25,241,373
STOCKHOLDERS' DEFICIT
Preferred stock, $.001 par value, authorized 1,000,000, none issued
Common stock, $.001 par value, authorized 70,000,000 shares; issued and outstanding 21,000,000 shares (which includes the 3,448,275 shares subject to possible redemption)	21,000		21,000
Additional paid in capital	102,669,372	(16,111,723)	86,557,649
Equity accumulated during the development stage	(2069)	—	(2069)
Total stockholders' equity	102,688,303	(16,111,723)	86,576,580
Total liabilities and stockholders' equity	$128,180,779	$—	$128,180,779

3.	Investments held in Trust

Investments held in trust as of July 7, 2005 were in cash, not cash equivalents. During 2005 the Company expects to invest in various short-term tax free money market funds promulgated under the Investment Company Act of 1940.

SERVICES ACQUISITION CORP. INTERNATIONAL
(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

4.	Initial Public Offering

On July 6, 2005, the Company sold 15,000,000 units (‘‘Units’’) in the Offering. An additional 2,250,000 units may be issued on exercise of a 45-day option granted to the underwriters to cover any over-allotments. Each Unit consists of one share of the Company’s common stock, $.001 par value, and one Redeemable Common Stock Purchase Warrant (‘‘Warrant’’). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing the later of the completion of a business combination with a target business or one year from the effective date of the Offering and expiring five years from the date of the prospectus. The Warrants will be redeemable at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to date on which notice of redemption is given.

5.	Notes Payable, Stockholders

The Company issued an aggregate of $160,000 in unsecured promissory notes to three stockholders on three separate dates January 26, 2005, March 28, 2005 and June 29, 2005. The notes bear interest at a rate of 4% per year. The notes will be paid following the consummation of the Offering from the net proceeds of such offering. Due to the short-term nature of the notes, the fair value of the notes approximates their carrying amount.

6.	Commitments and contingencies

The Company has agreed to pay up to $7,500 a month in total for office space and general and administrative expense to a related entity and two stockholders. Upon completion of a business combination or liquidation, the Company will no longer be required to pay these monthly fees. The monthly fee has been waived through July 7, 2005.

Certain stockholders have agreed that after this offering is completed and within the first twenty trading days after separate trading of the warrants has commenced, they or certain of their affiliates or designees will collectively purchase up to 1,000,000 warrants in the public marketplace at prices not to exceed $1.20 per warrant.  They have further agreed that any warrants purchased by them or their affiliates or designees will not be sold or transferred until the completion of a business combination. In addition, subject to any regulatory restrictions and subsequent to the completion of the purchase of the 1,000,000 warrants described above and within the first twenty trading days after separate trading of the warrants has commenced, the representative of the underwriter, or certain of its principals, affiliates or designees has agreed to purchase up to 500,000 warrants in the public marketplace at prices not to exceed $1.20 per warrant.

The Company has sold to the representative of the underwriter, for $100, an option to purchase up to a total of 750,000 units. The units issuable upon exercise of this option are identical to those offered by this prospectus except that the warrants included in the option have an exercise price of $7.50 (125% of the exercise price of the warrants included in the units sold in the offering). This option is exercisable at $10.00 per unit commencing on the later of the consummation of a business combination and one year from the date of this prospectus and expiring five years from the date of this prospectus. The option and the 750,000 units, the 750,000 shares of common stock and the 750,000 warrants underlying such units, and the 750,000 shares of common stock underlying such warrants, have been deemed compensation by the National Association of Securities Dealers (‘‘NASD’’) and are therefore subject to a 180-day lock-up pursuant to Rule 2710(g)(1) of the NASD Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of this prospectus. However, the option may be transferred to any underwriter and selected dealer participating in the offering and their bona fide officers or partners.

SERVICES ACQUISITION CORP. INTERNATIONAL
(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

6.	Commitments and contingencies, continued

The Company has engaged Broadband Capital Management LLC to act as the representative of the underwriters, on a non-exclusive basis, as our agent for the solicitation of the exercise of the warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission, the Company have agreed to pay the representative for bona fide services rendered a commission equal to 5% of the exercise price for each warrant exercised more than one year after the date of this prospectus if the exercise was solicited by the underwriters. In addition to soliciting, either orally or in writing, the exercise of the warrants, the representative’s services may also include disseminating information, either orally or in writing, to warrant holders about us or the market for our securities, and assisting in the processing of the exercise of the warrants. No compensation will be paid to the representative upon the exercise of the warrants if:

•	the market price of the underlying shares of common stock is lower than the exercise price;

•	the holder of the warrants has not confirmed in writing that the underwriters solicited the exercise;

•	the warrants are held in a discretionary account;

•	the warrants are exercised in an unsolicited transaction; or

•	the arrangement to pay the commission is not disclosed in the prospectus provided to warrant holders at the time of exercise.

7.	Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors.